UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

February 15, 2019
Date of Report (Date of earliest event reported)

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1332 Londontown Blvd.,
Sykesville, Maryland	21784
(Address of principal executive offices)	(Zip Code)
(410) 970-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.

Entry into Material Definitive Agreements.

Third Amendment and Reaffirmation Agreement

On February 15, 2019, GSE Systems, Inc. (“GSE”) and its wholly owned subsidiaries GSE Performance Solutions, Inc. (“Performance Solutions” and collectively with GSE, the “Borrower”), GSE True North Consulting, LLC (“True North”), Hyperspring, LLC (“Hyperspring”), Absolute Consulting, Inc. (“Absolute”), and DP Engineering Ltd. Co. (“DP Engineering” and together with True North, Hyperspring and Absolute collectively, the “Guarantors”) entered into a Third Amendment and Reaffirmation Agreement (the “Third Amendment”) with Citizens Bank, National Association (the “Bank”), for the purpose of amending the Amended and Restated Credit and Security Agreement (the “Credit Agreement”) dated as of May 11, 2018, between the Borrower and the Bank to join DP Engineering as a credit party and further guarantee the obligations of the Borrower under the Credit Agreement.  The credit facilities are secured by liens on all assets of the Borrower and the Guarantors.

The Third Amendment confirms the Bank’s consent to the Borrower’s acquisition of DP Engineering (as further described below) and affirms the effectiveness of the Credit Agreement. The Credit Agreement contains customary covenants and restrictions typical for a financing of this type that, among other things, require the Borrower to satisfy certain financial covenants and restrict the Borrower’s and Guarantors’ ability to incur additional debt, pay dividends and make distributions, make certain investments and acquisitions, repurchase its stock and prepay certain indebtedness, create liens, enter into agreements with affiliates, modify the nature of its business, enter into sale-leaseback transactions, transfer and sell material assets, and merge or consolidate.  Non-compliance with one or more of the covenants and restrictions after any applicable grace period could result in the obligations under the Credit Agreement becoming immediately due and payable and termination of the credit facilities.  In addition to non-compliance with covenants and restrictions, the Credit Agreement also contains other customary events of default.  If an event of default under the Credit Agreement occurs and is continuing, then the Bank may declare the obligations under the Credit Agreement to be immediately due and payable and may terminate the credit facilities.

The Borrower intends to continue using the revolving line of credit for short-term working capital needs and the issuance of letters of credit in connection with business operations.  The Borrower intends to use the delayed draw term loan facility to fund acquisitions of businesses consistent with its acquisition strategy.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Membership Interest Purchase Agreement

On February 15, 2019, GSE, through Performance Solutions, entered into a membership interest purchase agreement (the “DP Engineering Purchase Agreement”) with Steven L. Pellerin, Christopher A. Davenport, and DP Engineering.  Pursuant to the DP Engineering Purchase Agreement, Performance Solutions purchased 100% of the membership interests in DP Engineering for $13.5 million payable at closing (subject to customary pre- and post-closing working capital adjustments) plus an additional earn-out amount not to exceed $5 million, potentially payable in 2020 and 2021 depending on DP Engineering’s satisfaction of certain targets for Adjusted EBITDA in calendar years 2019 and 2020, respectively.  The transactions contemplated by the DP Engineering Purchase Agreement closed simultaneously with its execution and delivery.

DP Engineering is a provider of value-added technical engineering solutions and consulting services to nuclear power plants with an emphasis on preparation and implementation of design modifications during plant outages.  Located in Fort Worth, Texas, DP Engineering is well-regarded as a leading service provider to the nuclear power industry, having been designated an “engineer of choice” by several of the largest power generation companies.  During the twelve months ending December 31, 2018, DP Engineering generated revenue of approximately $23.3 million.

The DP Engineering Purchase Agreement contains customary representations, warranties, covenants, and indemnification provisions subject to certain limitations.  An escrow of approximately $1.7 million was funded at the closing and is available to GSE and Performance Solutions to satisfy indemnification claims for 18 months after the closing.

The foregoing description of the DP Engineering Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the DP Engineering Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.

Completion of Acquisition or Disposition of Assets.

The transactions contemplated by the DP Engineering Purchase Agreement were consummated on February 15, 2019.  The description set forth in Item 1.01 above with respect to the DP Engineering Purchase Agreement is hereby incorporated by reference into this Item 2.01 and is qualified in its entirety by reference to the DP Engineering Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Credit Agreement set forth above in Item 1.01 hereby incorporated by reference into this Item 2.03 and is qualified by reference to the Credit Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.

Regulation FD Disclosure.

On February 19, 2019, GSE issued a press release announcing the closing of the DP Engineering Purchase Agreement and the Credit Agreement.  A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.  The information in this Item 7.01 and in Exhibit 99.2 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.

Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired

The financial statements required by this Item with respect to the transactions contemplated by the DP Engineering Purchase Agreement will be filed as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report is required to be filed.

(b)

Pro Forma Financial Information.

The pro forma financial information required by this Item with respect to the transactions contemplated by the DP Engineering Purchase Agreement will be filed as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report is required to be filed.

(d)

Exhibits

The following materials are filed or furnished as exhibits to this Current Report on Form 8-K:

2.1
Membership Interest Purchase Agreement, dated as of February 15, 2019, between DP Engineering Co. Ltd., Steven L. Pellerin, Christopher A. Davenport, GSE Performance Solutions, Inc., and Steven L. Pellerin in his capacity as Seller Representative*

99.1
Third Amendment and Reaffirmation Agreement dated as of February 15, 2019, by and among GSE Systems, Inc. and GSE Performance Solutions, Inc., as Borrowers, GSE True North Consulting, LLC, Hyperspring, LLC, Absolute Consulting, Inc. and DP Engineering Ltd. Co., as Guarantors, and Citizens Bank, National Association, as Bank

99.2	Press Release issued February 19, 2019, by GSE Systems, Inc. regarding the DP Engineering Purchase Agreement and the Credit Agreement

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. GSE agrees to furnish a copies of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

By:	/s/ Daniel W. Pugh
Daniel W. Pugh
Secretary, Chief Legal and Risk Officer

Date:  February 19, 2019